Exhibit 10.19
                                                                  -------------


                             DICTAPHONE CORPORATION

           THIRD AMENDMENT (TECHNICAL CORRECTION) TO CREDIT AGREEMENT


           This THIRD AMENDMENT (TECHNICAL CORRECTION) TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of July 21, 1997 and entered into by and among DICTAPHONE CORPORATION (formerly Dictaphone Acquisition Inc.), a Delaware corporation ("COMPANY"), and the financial institutions listed on the signature pages hereof ("LENDERS"), and is made with reference to that certain Credit Agreement dated as of August 7, 1995, as amended to the date hereof (as so amended, the "CREDIT AGREEMENT"), by and among Company, Lenders, NationsBank, N.A. (Carolinas), as documentation agent for Lenders, and Bankers Trust Company, as administrative agent for Lenders. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                                    RECITALS

           WHEREAS, pursuant to that certain Second Amendment to Credit Agreement dated as of June 27, 1997 (the "SECOND AMENDMENT"), Company and Lenders amended certain provisions of the Credit Agreement for the purpose of, among other things, permitting Company and Subsidiary Guarantors to incur up to $10,000,000 of Indebtedness under subsection 7.1(viii) of the Credit Agreement ("OUTSIDE INDEBTEDNESS");

           WHEREAS, the purpose of increasing the amount of Outside Indebtedness that Company and Subsidiary Guarantors are able to incur was, among other things, to permit Company and Subsidiary Guarantors to obtain additional financing for working capital purposes;

           WHEREAS, a literal interpretation of the provisions of subsection 2.4B(iii)(d) of the Credit Agreement would require Company to apply the Cash proceeds of any debt Securities of Company or any of its Subsidiaries, including Cash proceeds of any Outside Indebtedness as well as Cash proceeds of intercompany Indebtedness permitted under subsection 7.1(iv) of the Credit Agreement, Cash proceeds of Indebtedness of Foreign Subsidiaries permitted under subsection 7.1(v) of the Credit Agreement, and Cash proceeds of purchase-money Indebtedness permitted under subsection 7.1(vii) of the Credit Agreement, to prepay the Term Loans;

           WHEREAS, such application would cause the proceeds of such permitted Indebtedness (including any Outside Indebtedness) to be unavailable for the purposes for which Lenders intended to permit Company to incur such Indebtedness; and

           WHEREAS, Company and Lenders desire to correct such unintended result of the provisions of subsection 2.4B(iii)(d) of the Credit Agreement by amending such subsection 2.4B(iii)(d) to clarify that the Cash proceeds of any Indebtedness permitted under subsection 7.1 of the Credit Agreement are excluded from the prepayment requirements of such subsection 2.4B(iii)(d):

           NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                  SECTION 1. AMENDMENT TO THE CREDIT AGREEMENT

           Subsection 2.4B(iii)(d) of the Credit Agreement is hereby amended by adding the phrase ", other than Cash proceeds of any Indebtedness permitted under subsection 7.1," immediately after the phrase "any debt or equity Securities of Company or any of its Subsidiaries" contained therein.


                    SECTION 2. COMPANY'S REPRESENTATIONS AND
                                   WARRANTIES

           In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

           A. CORPORATE POWER AND AUTHORITY. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

           B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

           C. NO CONFLICT. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

           D. GOVERNMENTAL CONSENTS. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

           E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

           F.  INCORPORATION  OF  REPRESENTATIONS  AND  WARRANTIES  FROM  CREDIT
AGREEMENT. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the date of effectiveness of this Amendment (the "THIRD AMENDMENT EFFECTIVE DATE") to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

           G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

                            SECTION 3. MISCELLANEOUS

           A.    REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT
                 AND THE OTHER LOAN DOCUMENTS.

           (i) On and after the Third Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

           (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

           (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

           B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

           C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

           D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

           E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by Company and Requisite Lenders and receipt by Company and Agent of written or telephonic notification of such execution and authorization of delivery thereof.

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
           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                           COMPANY:

                           DICTAPHONE CORPORATION


                           By:  /s/ Joseph D. Skrzypczak
                           Title: Chief Financial Officer



                           LENDERS:

                           BANKERS TRUST COMPANY


                           By:  /s/ Robert R. Telesca
                           Title:  Assistant Vice President



                           NATIONSBANK, N.A. (CAROLINAS)


                           By:  /s/ Robert Wilson
                           Title:  Vice President



                           BANQUE PARIBAS


                           By: /s/ Douglas Gouchoe
                           Title:  Vice President

                           By:  /s/ Edward Irwin
                           Title:  Vice President



                           THE CHASE MANHATTAN BANK


                           By:  /s/ Neil Sweeny
                           Title:  Vice President



                           THE BANK OF NOVA SCOTIA


                           By:___________________________
                           Title:________________________

                           THE FUJI BANK, LTD.
                           NEW YORK BRANCH


                           By:___________________________
                           Title:________________________



                           U.S. BANK


                           By:  /s/ Monica J. Treacy
                           Title:  Assistant Vice President



                           THE BANK OF TOKYO-MITSUBISHI, LIMITED


                           By:___________________________
                           Title:________________________


                           PILGRIM AMERICA PRIME RATE TRUST


                           By:  /s/ Thomas C. Hunt
                           Title:  Assistant Portfolio Manager



                           MERRILL LYNCH SENIOR
                           FLOATING RATE FUND, INC.


                           By:___________________________
                           Title:________________________



                           MERRILL LYNCH PRIME RATE PORTFOLIO


                           By:___________________________
                           Title:________________________



                           MERRILL LYNCH DEBT STRATEGIES
                           PORTFOLIO INC.


                           By:___________________________
                           Title:________________________

                           ML CBO IV (CAYMAN) LTD.


                           By:  /s/ James Dondero CPA, CFA
                           Title:  President-Protective Asset Management, L.L.C.




                           ORIX USA CORPORATION


                           By:___________________________
                           Title:________________________



                           FIRST SOURCE FINANCIAL LLP

                           BY:  First Source Financial, Inc., its
                                Agent/Manager


                           By:  /s/ James W. Wilson
                           Title:  Senior Vice President



                           CREDIT AGRICOLE INDOSUEZ


                           By:___________________________
                           Title:________________________



                           MORGAN STANLEY SENIOR FUNDING, INC.


                           By:  /s/ Christopher A. Pucillo
                           Title:  Vice President



                           GOLDMAN SACHS CREDIT PARTNERS L.P.


                           By:  /s/ John E. Urban
                           Title:  Authorized Signer


                           THE LONG-TERM CREDIT BANK OF JAPAN,
                           LIMITED, NEW YORK BRANCH


                           By:  /s/ Shuichi Tajima
                           Title:  Deputy General Manager


                           CARGILL FINANCIAL SERVICES CORPORATION


                           By:  /s/ Patrick Halloran
                           Title:  Vice President